SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 24, 2003
Date of Report
(Date of earliest event reported)

Click2learn, Inc.
(Exact name of Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0024289	91-1276003
(Commission File No.)	(IRS Employer Identification Number)

110-110th Avenue NE
Bellevue, Washington 98004
(Address of Principal Executive Offices)

(425) 462-0501
(Registrant’s Telephone Number, Including Area Code)

Item 7.	FINANCIAL STATEMENTS AND EXHIBITS

(c)	EXHIBITS.

99.1	Click2learn, Inc. press release dated April 24, 2003 regarding results of operations for the three month period ended March 31, 2003.

Item 9.	REGULATION FD DISCLOSURE.

The information included in this section is intended to be furnished under “Item 12. Results of Operations and Financial Condition” and is furnished under this Item 9 in accordance with SEC Release No. 33-8216.

On April 24, 2003, Click2learn announced its results of operations for the three month period ended March 31, 2003.  The full text of the press release announcing such results is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 30, 2003

Click2learn, Inc.

	By:	/s/ John D. Atherly
	Name:	John D. Atherly
	Title:	Chief Financial Officer and Vice President, Finance and Administration

EXHIBIT INDEX

Exhibit No.	Description

99.1	Click2learn, Inc. press release dated April 24, 2003 regarding results of operations for the three month period ended March 31, 2003.